Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
June 30, 2021

Table of Contents

GAAP-Basis Financial Information:
4-Year Summary of Results	2
Consolidated Financial Highlights	3
Consolidated Results of Operations	4
Consolidated Statement of Condition	6
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis	7
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis - Year-to-Date	8
Investment Portfolio Holdings by Asset Class	9
Investment Portfolio Non-U.S. Investments	11
Assets Under Custody and/or Administration	12
Assets Under Management	13
Industry Flow Data by Asset Class	14
Line of Business Information	15
Allowance for Credit Losses	16

Non-GAAP Financial Information:
Reconciliations of Non-GAAP Financial Information	17
Reconciliation of Pre-tax Margin Excluding Notable Items	19
Reconciliation of Notable Items	20
Reconciliations of Constant Currency FX Impacts	21

Capital:
Reconciliation of Tangible Common Equity Ratio	22
Regulatory Capital	23
Reconciliations of Supplementary Leverage Ratios	24

This financial information should be read in conjunction with State Street's news release dated July 16, 2021.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
4-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2017	2018	2019	2020
Year ended December 31:
Total fee revenue	$9,001	$9,454	$9,147	$9,499
Net interest income	2,304	2,671	2,566	2,200
Other income	(39)	6	43	4
Total revenue	11,266	12,131	11,756	11,703
Provision for credit losses	2	15	10	88
Total expenses	8,269	9,015	9,034	8,716
Income before income tax expense	2,995	3,101	2,712	2,899
Income tax expense	839	508	470	479
Net income	2,156	2,593	2,242	2,420
Net income available to common shareholders	$1,972	$2,404	$2,009	$2,257
Per common share:
Diluted earnings per common share	$5.19	$6.39	$5.38	$6.32
Average diluted common shares outstanding (in thousands)	380,213	376,476	373,666	357,106
Cash dividends declared per common share	$1.60	$1.78	$1.98	$2.08
Closing price per share of common stock (at year end)	97.61	63.07	79.10	72.78
Average balance sheet:
Investment securities	$95,779	$88,070	$91,768	$109,175
Total assets	219,450	223,385	223,334	269,334
Total deposits	163,808	161,408	158,262	193,225
Ratios and other metrics:
Return on average common equity	10.5%	12.1%	9.4%	10.0%
Pre-tax margin	26.6	25.6	23.1	24.8
Pre-tax margin, excluding notable items(1)	28.7	28.8	25.8	26.3
Net interest margin, fully taxable-equivalent basis	1.29	1.47	1.42	0.97
Common equity tier 1 ratio(2)(3)(4)	11.9	11.7	11.7	12.3
Tier 1 capital ratio(2)(3)(4)	15.0	15.5	14.5	14.4
Total capital ratio(2)(3)(4)	16.0	16.3	15.6	15.3
Tier 1 leverage ratio(2)(3)	7.3	7.2	6.9	6.4
Supplementary leverage ratio(2)(3)	6.5	6.3	6.1	8.1
Assets under custody and/or administration (in trillions)	$33.12	$31.62	$34.36	$38.79
Assets under management (in trillions)	2.78	2.51	3.12	3.47

(1) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

(3) Under the applicable bank regulatory rules, we are not required to and, accordingly, did not revise previously-filed reported capital metrics and ratios following the change in accounting for LIHTC.

(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters						% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	2Q21 vs. 2Q20		2Q21 vs. 1Q21
Income statement
Fee revenue	$2,399	$2,378	$2,306	$2,416	$2,483	$2,514	5.7%		1.2%
Net interest income	664	559	478	499	467	467	(16.5)		—
Other income	2	—	—	2	—	53	nm		nm
Total revenue	3,065	2,937	2,784	2,917	2,950	3,034	3.3		2.8
Provision for credit losses(1)	36	52	—	—	(9)	(15)	nm		66.7
Total expenses	2,255	2,082	2,103	2,276	2,332	2,111	1.4		(9.5)
Income before income tax expense	774	803	681	641	627	938	16.8		49.6
Income tax expense	140	109	126	104	108	175	60.6		62.0
Net income	634	694	555	537	519	763	9.9		47.0
Net income available to common shareholders	$580	$662	$517	$498	$489	$728	10.0		48.9
Per common share:
Diluted earnings per common share	$1.62	$1.86	$1.45	$1.39	$1.37	$2.07	11.3		51.1
Average diluted common shares outstanding (in thousands)	357,993	356,413	357,168	357,719	355,690	351,582	(1.4)		(1.2)
Cash dividends declared per common share	$.52	$.52	$.52	$.52	$.52	$.52	—		—
Closing price per share of common stock (as of quarter end)	53.27	63.55	59.33	72.78	84.01	82.28	29.5		(2.1)
Average for the quarter:
Investment securities	$97,560	$116,626	$110,448	$112,018	$107,809	$111,481	(4.4)		3.4
Total assets	251,181	284,688	264,384	277,055	296,328	308,195	8.3		4.0
Total deposits	180,160	197,069	189,226	206,343	226,232	242,310	23.0		7.1
Securities on loan:
Average securities on loan	$378,200	$377,344	$375,296	$404,022	$429,991	$457,604	21.3		6.4
End-of-period securities on loan	387,580	381,232	395,075	457,985	451,913	437,094	14.7		(3.3)
Ratios and other metrics:
Return on average common equity	10.9%	12.1%	8.9%	8.4%	8.4%	12.6%	50	bps	420	bps
Pre-tax margin	25.3	27.3	24.5	22.0	21.3	30.9	360		960
Pre-tax margin, excluding notable items(2)	25.6	27.7	24.7	26.9	22.6	29.7	200		710
Net interest margin, fully taxable-equivalent basis	1.30	0.93	0.85	0.84	0.75	0.71	(22)		(4)
Common equity tier 1 ratio(3)(4)	10.7	12.3	12.4	12.3	10.8	11.2	(110)		40
Tier 1 capital ratio(3)(4)	12.9	14.6	14.7	14.4	12.4	12.9	(170)		50
Total capital ratio(3)(4)	14.1	15.7	15.7	15.3	14.0	14.3	(140)		30
Tier 1 leverage ratio(3)	6.1	6.1	6.6	6.4	5.4	5.2	(90)		(20)
Supplementary leverage ratio(3)	5.4	8.3	8.2	8.1	7.2	6.7	(160)		(50)
Assets under custody and/or administration (in billions)	$31,864	$33,515	$36,643	$38,791	$40,263	$42,597	27.1%		5.8%
Assets under management (in billions)	2,689	3,054	3,148	3,467	3,591	3,897	27.6		8.5

(1) In accordance with ASU 2016-13, the provision for credit losses includes the provision on funded and unfunded commitments as well as HTM securities.
(2) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(3) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end.
(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters							% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21		2Q21 vs. 2Q20	2Q21 vs. 1Q21	2020	2021	YTD2021 vs. YTD2020
Fee revenue:
Servicing fees	$1,287	$1,272	$1,301	$1,307	$1,371	$1,399		10.0%	2.0%	$2,559	$2,770	8.2%
Management fees(1)	464	444	479	493	493	504		13.5	2.2	908	997	9.8
Foreign exchange trading services(1)	444	325	270	324	346	286		(12.0)	(17.3)	769	632	(17.8)
Securities finance	92	92	84	88	99	109		18.5	10.1	184	208	13.0
Software and processing fees	112	245	172	204	174	216		(11.8)	24.1	357	390	9.2
Total fee revenue	2,399	2,378	2,306	2,416	2,483	2,514		5.7	1.2	4,777	4,997	4.6
Net interest income:
Interest income	868	674	520	513	471	467	—	(30.7)	(0.8)	1,542	938	(39.2)
Interest expense	204	115	42	14	4	—		nm	nm	319	4	(98.7)
Net interest income	664	559	478	499	467	467		(16.5)	—	1,223	934	(23.6)
Other income:
Gains (losses) related to investment securities, net	2	—	—	2	—	—		—	—	2	—	nm
Other income	—	—	—	—	—	53		nm	nm	—	53	nm
Total other income	2	—	—	2	—	53		nm	nm	2	53	nm
Total revenue	3,065	2,937	2,784	2,917	2,950	3,034		3.3	2.8	6,002	5,984	(0.3)
Provision for credit losses	36	52	—	—	(9)	(15)		nm	66.7	88	(24)	nm
Expenses:
Compensation and employee benefits	1,208	1,051	1,062	1,129	1,242	1,077		2.5	(13.3)	2,259	2,319	2.7
Information systems and communications	385	376	395	394	421	398		5.9	(5.5)	761	819	7.6
Transaction processing services	254	233	234	257	270	263		12.9	(2.6)	487	533	9.4
Occupancy	109	109	109	162	109	100		(8.3)	(8.3)	218	209	(4.1)
Acquisition and restructuring costs	11	12	15	12	10	11		(8.3)	10.0	23	21	(8.7)
Amortization of other intangible assets	58	58	59	59	58	63		8.6	8.6	116	121	4.3
Other	230	243	229	263	222	199		(18.1)	(10.4)	473	421	(11.0)
Total expenses	2,255	2,082	2,103	2,276	2,332	2,111		1.4	(9.5)	4,337	4,443	2.4
Income before income tax expense	774	803	681	641	627	938		16.8	49.6	1,577	1,565	(0.8)
Income tax expense	140	109	126	104	108	175		60.6	62.0	249	283	13.7
Net income	$634	$694	$555	$537	$519	$763		9.9	47.0	$1,328	$1,282	(3.5)

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	2Q21 vs. 2Q20		2Q21 vs. 1Q21		2020	2021	YTD2021 vs. YTD2020
Adjustments to net income:
Dividends on preferred stock(2)(3)	$(53)	$(32)	$(38)	$(39)	$(30)	$(34)	6.3%		13.3%		$(85)	$(64)	(24.7)%
Earnings allocated to participating securities	(1)	—	—	—	—	(1)	nm		nm		(1)	(1)	—
Net income available to common shareholders	$580	$662	$517	$498	$489	$728	10.0		48.9		$1,242	$1,217	(2.0)

Per common share:
Basic earnings	$1.64	$1.88	$1.47	$1.41	$1.39	$2.11	12.2		51.8		$3.52	$3.49	(0.9)
Diluted earnings	1.62	1.86	1.45	1.39	1.37	2.07	11.3		51.1		3.48	3.44	(1.1)
Average common shares outstanding (in thousands):
Basic	353,746	352,157	352,586	352,974	350,743	345,889	(1.8)		(1.4)		352,952	348,303	(1.3)
Diluted	357,993	356,413	357,168	357,719	355,690	351,582	(1.4)		(1.2)		357,028	353,434	(1.0)
Cash dividends declared per common share	$.52	$.52	$.52	$.52	$.52	$.52	—		—		$1.04	$1.04	—
Closing price per share of common stock (as of quarter end)	53.27	63.55	59.33	72.78	84.01	82.28	29.5		(2.1)		63.55	82.28	29.5
Financial ratios:
Effective tax rate	18.1%	13.6%	18.5%	16.1%	17.2%	18.6%	500	bps	140	bps	15.8%	18.1%	230	bps
Return on average common equity	10.9	12.1	8.9	8.4	8.4	12.6	50		420		11.5	10.5	(100)
Return on tangible common equity(4)	18.7	19.2	16.8	15.6	13.4	17.3	(190)		390		19.6	17.0	(260)
Pre-tax margin	25.3	27.3	24.5	22.0	21.3	30.9	360		960		26.3	26.2	(10)
Pre-tax margin, excluding notable items(5)	25.6	27.7	24.7	26.9	22.6	29.7	200		710		26.7	26.2	(50)

(1) Certain fees associated with our GLD ETFs have been reclassified from Foreign exchange trading services to Management fees to better reflect the nature of those fees. Prior periods have been reclassified to conform to current-period presentation. These fees were approximately $15 million, $19 million, $24 million and $23 million in the first, second, third and fourth quarters of 2020, respectively.

(2) We redeemed all outstanding Series C noncumulative perpetual preferred stock on March 15, 2020 at a redemption price of $500 million ($100,000 per share equivalent to $25.00 per depositary share) plus accrued and unpaid dividends. The difference between the redemption value and the net carrying value of approximately $9 million resulted in an EPS impact of approximately ($.03) per share in the first quarter of 2020.

(3) We redeemed an aggregate of $500 million, or 5,000 of the 7,500 outstanding shares of our non-cumulative perpetual preferred stock, Series F, for cash at a redemption price of $100,000 per share (equivalent to $1,000 per depositary share) plus all declared and unpaid dividends on March 15, 2021. The difference between the redemption value and the net carrying value of approximately $5 million resulted in an EPS impact of approximately ($.02) per share in the first quarter of 2021.

(4) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by average tangible common equity.
(5) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of						% Change
(Dollars in millions, except per share amounts)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	2Q21 vs. 2Q20	2Q21 vs. 1Q21
Assets:
Cash and due from banks	$4,932	$3,685	$4,848	$3,467	$4,552	$4,619	25.3%	1.5%
Interest-bearing deposits with banks	147,735	90,199	75,967	116,960	107,554	113,347	25.7	5.4
Securities purchased under resale agreements	1,037	4,026	4,499	3,106	5,238	3,997	(0.7)	(23.7)
Trading account assets	872	883	840	815	786	721	(18.3)	(8.3)
Investment securities:
Investment securities available-for-sale	55,843	56,231	61,780	59,048	60,512	67,497	20.0	11.5
Investment securities held-to-maturity purchased under money market liquidity facility(1)	26,808	11,257	4,824	3,299	201	—	nm	nm
Investment securities held-to-maturity(2)	41,150	41,848	45,394	48,929	46,261	45,182	8.0	(2.3)
Total investment securities	123,801	109,336	111,998	111,276	106,974	112,679	3.1	5.3
Loans	32,379	26,860	27,035	27,925	31,585	30,704	14.3	(2.8)
Allowance for loan losses(3)	97	141	134	122	118	100	(29.1)	(15.3)
Loans, net	32,282	26,719	26,901	27,803	31,467	30,604	14.5	(2.7)
Premises and equipment, net(4)	2,225	2,212	2,193	2,154	2,143	2,169	(1.9)	1.2
Accrued interest and fees receivable	3,274	3,235	3,291	3,105	3,302	3,358	3.8	1.7
Goodwill	7,506	7,538	7,607	7,683	7,629	7,629	1.2	—
Other intangible assets	1,963	1,914	1,870	1,827	2,007	1,933	1.0	(3.7)
Other assets	36,900	30,495	32,061	36,510	45,233	45,472	49.1	0.5
Total assets	$362,527	$280,242	$272,075	$314,706	$316,885	$326,528	16.5	3.0
Liabilities:
Deposits:
Non-interest-bearing	$69,404	$42,132	$41,183	$49,439	$57,079	$61,742	46.5	8.2
Interest-bearing - U.S.	110,106	87,197	85,434	102,331	108,372	111,291	27.6	2.7
Interest-bearing - Non-U.S.	77,594	71,133	70,896	88,028	79,442	90,936	27.8	14.5
Total deposits(5)	257,104	200,462	197,513	239,798	244,893	263,969	31.7	7.8
Securities sold under repurchase agreements	5,373	3,513	2,430	3,413	587	658	(81.3)	12.1
Short-term borrowings under money market liquidity facility	25,665	11,261	4,819	3,302	200	—	nm	nm
Other short-term borrowings	4,835	912	5,838	685	642	635	(30.4)	(1.1)
Accrued expenses and other liabilities	30,151	23,634	22,064	27,503	31,722	23,067	(2.4)	(27.3)
Long-term debt	15,538	15,587	13,853	13,805	13,836	13,032	(16.4)	(5.8)
Total liabilities	338,666	255,369	246,517	288,506	291,880	301,361	18.0	3.2
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	—	—
Series F, 2,500 shares issued and outstanding	742	742	742	742	247	247	(66.7)	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	494	494	494	494	—	—
Common stock, $1 par, 750,000,000 shares authorized(6)(7)	504	504	504	504	504	504	—	—
Surplus	10,155	10,179	10,192	10,205	10,227	10,246	0.7	0.2
Retained earnings	22,315	22,794	23,128	23,442	23,751	24,300	6.6	2.3
Accumulated other comprehensive income (loss)	(920)	(430)	(111)	187	(418)	(422)	(1.9)	1.0
Treasury stock, at cost(8)	(10,664)	(10,645)	(10,626)	(10,609)	(11,035)	(11,437)	7.4	3.6
Total shareholders' equity	23,861	24,873	25,558	26,200	25,005	25,167	1.2	0.6
Total liabilities and equity	$362,527	$280,242	$272,075	$314,706	$316,885	$326,528	16.5	3.0

(1) Fair value of Investment securities held-to-maturity purchased under money market liquidity facility	$26,808	$11,294	$4,841	$3,304	$201	$—
(2) Fair value of investment securities held-to-maturity	42,201	43,037	46,510	50,003	46,752	45,685
(3) Total allowance for credit losses including off-balance sheet commitments	124	163	153	148	135	121
(4) Accumulated depreciation for premises and equipment	4,459	4,591	4,744	4,825	4,960	5,108
(5) Average total deposits	180,160	197,069	189,226	206,343	226,232	242,310
(6) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(7) Total common shares outstanding	351,943,858	352,383,250	352,797,695	353,156,279	348,032,982	343,503,114
(8) Treasury stock shares	151,935,784	151,496,392	151,081,947	150,723,363	155,846,660	160,376,528

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters												% Change
	1Q20		2Q20		3Q20		4Q20		1Q21		2Q21		2Q21 vs. 2Q20	2Q21 vs. 1Q21
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$67,120	0.49%	$86,744	0.01%	$72,717	(0.03)%	$79,779	(0.02)%	$95,235	(0.04)%	$99,438	(0.02)%	14.6%	4.4%
Securities purchased under resale agreements(2)	1,805	14.38	3,342	2.95	4,181	1.91	4,459	1.47	4,568	0.88	3,958	0.28	18.4	(13.4)
Trading account assets	915	—	877	—	900	—	820	—	800	—	729	—	(16.9)	(8.9)
Investment securities:
Investment securities available-for-sale	54,242	1.59	57,462	1.31	59,593	1.02	60,799	1.00	59,191	0.95	66,225	0.88	15.3	11.9
Investment securities held-to-maturity	41,273	2.62	40,127	2.32	43,367	1.77	47,007	1.60	47,356	1.54	45,243	1.47	12.7	(4.5)
Investment securities held-to-maturity purchased under money market liquidity facility	2,045	1.57	19,037	1.49	7,488	1.32	4,212	1.35	1,262	1.35	13	1.28	(99.9)	(99.0)
Total investment securities	97,560	2.03	116,626	1.69	110,448	1.33	112,018	1.27	107,809	1.21	111,481	1.12	(4.4)	3.4
Loans(3)	28,468	2.62	27,369	2.30	25,974	2.13	28,298	2.05	28,025	2.05	29,471	2.14	7.7	5.2
Other interest-earning assets	10,764	1.70	9,831	0.13	11,586	0.10	12,824	0.10	18,296	0.10	20,939	0.07	113.0	14.4
Total interest-earning assets	206,632	1.70	244,789	1.12	225,806	0.92	238,198	0.86	254,733	0.76	266,016	0.71	8.7	4.4
Cash and due from banks	3,856		3,480		3,652		4,403		4,529		5,594		60.7	23.5
Other assets	40,693		36,419		34,926		34,454		37,066		36,585		0.5	(1.3)
Total assets	$251,181		$284,688		$264,384		$277,055		$296,328		$308,195		8.3	4.0
Liabilities:
Interest-bearing deposits:
U.S.	$80,247	0.50%	$91,097	0.03%	$85,432	0.02%	$92,962	0.01%	$100,974	0.01%	$110,269	—%	21.0	9.2
Non-U.S.(4)	64,340	(0.20)	66,977	(0.36)	69,514	(0.37)	74,324	(0.40)	78,433	(0.37)	83,248	(0.32)	24.3	6.1
Total interest-bearing deposits(4)	144,587	0.19	158,074	(0.13)	154,946	(0.16)	167,286	(0.17)	179,407	(0.16)	193,517	(0.14)	22.4	7.9
Securities sold under repurchase agreements	1,773	0.55	3,394	0.03	2,891	0.08	2,402	0.07	1,017	0.05	477	(0.02)	(85.9)	(53.1)
Short-term borrowings under money market liquidity facility	2,187	1.11	19,036	1.23	7,449	1.24	4,209	1.23	1,264	1.21	13	1.25	(99.9)	(99.0)
Other short-term borrowings	2,960	1.32	3,073	0.66	1,724	0.44	1,164	0.25	764	0.14	893	0.27	(70.9)	16.9
Long-term debt	13,288	2.64	15,574	2.45	14,794	1.86	13,830	1.75	13,819	1.74	13,461	1.60	(13.6)	(2.6)
Other interest-bearing liabilities	3,434	3.55	3,461	1.07	2,764	1.28	3,050	1.20	4,848	0.73	5,682	0.80	64.2	17.2
Total interest-bearing liabilities	168,229	0.49	202,612	0.23	184,568	0.09	191,941	0.03	201,119	0.01	214,043	—	5.6	6.4
Non-interest bearing deposits	35,573		38,995		34,280		39,057		46,825		48,793		25.1	4.2
Other liabilities	23,052		18,678		20,050		20,087		22,423		20,131		7.8	(10.2)
Preferred shareholders' equity	2,861		2,472		2,472		2,472		2,378		1,976		(20.1)	(16.9)
Common shareholders' equity	21,466		21,931		23,014		23,498		23,583		23,252		6.0	(1.4)
Total liabilities and shareholders' equity	$251,181		$284,688		$264,384		$277,055		$296,328		$308,195		8.3	4.0
Excess of rate earned over rate paid		1.21%		0.89%		0.83%		0.84%		0.75%		0.71%
Net interest margin		1.30%		0.93%		0.85%		0.84%		0.75%		0.71%
Net interest income, fully taxable-equivalent basis		$668		$564		$482		$503		$471		$470
Tax-equivalent adjustment		(4)		(5)		(4)		(4)		(4)		(3)
Net interest income, GAAP-basis(4)		$664		$559		$478		$499		$467		$467

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $124 billion, $103 billion, $83 billion and $91 billion in the first, second, third and fourth quarters of 2020, respectively, and approximately $87 billion and $62 billion in the first and second quarters 2021. Excluding the impact of netting, the average interest rates would be approximately 0.21%, 0.09%, 0.09% and 0.07% in the first, second, third and fourth quarters of 2020, respectively, and approximately 0.04% and 0.02% in the first and second quarters 2021.

(3) Average loans are presented on a gross basis. We adopted ASU 2016-13 on January 1, 2020, Allowance for Credit Losses. Average loans net of expected credit losses of approximately $28,398 million, $27,277 million, $25,839 million and $28,168 million in the first, second, third and fourth quarters of 2020, respectively, and approximately $27,904 million and $29,352 million in the first and second quarters of 2021.

(4) Average rates includes the impact of FX swap expense of approximately ($2) million, ($17) million, ($19) million and ($25) million in the first, second, third and fourth quarters of 2020, respectively, and approximately ($21) million and ($16) million in the first and second quarters of 2021. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately 0.19%, (0.09)%, (0.11)% and (0.11)% for the first, second, third and fourth quarters of 2020, respectively, and approximately (0.11)% and (0.10)% for the first and second quarters 2021.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 21% for periods ending in 2020 and 2021, adjusted for applicable state income taxes, net of related federal benefit.
	Year-to-Date				% Change
	2020		2021		YTD2021 vs YTD2020
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance
Assets:
Interest-bearing deposits with banks	$76,931	0.22%	$97,348	(0.03)%	26.5%
Securities purchased under resale agreements(2)	2,574	6.96	4,261	0.60	65.5
Trading account assets	896	—	764	—	(14.7)
Investment securities:
Investment securities available-for-sale	55,852	1.45	62,728	0.91	12.3
Investment securities held-to-maturity	40,700	2.47	46,294	1.51	13.7
Investment securities held-to-maturity purchased under money market liquidity facility	10,541	1.49	634	1.35	(94.0)
Total investment securities	107,093	1.84	109,656	1.17	2.4
Loans(3)	27,919	2.46	28,752	2.10	3.0
Other interest-earning assets	10,298	0.95	19,625	0.09	90.6
Total interest-earning assets	225,711	1.38	260,406	0.73	15.4
Cash and due from banks	3,668		5,065		38.1
Other assets	38,556		36,823		(4.5)
Total assets	$267,935		$302,294		12.8
Liabilities:
Interest-bearing deposits:
U.S.	$85,672	0.25	$105,647	0.01	23.3
Non-U.S.(4)	65,658	(0.28)	80,854	(0.34)	23.1
Total interest-bearing deposits(4)	151,330	0.02	186,501	(0.15)	23.2
Securities sold under repurchase agreements	2,584	0.21	745	0.02	(71.2)
Short-term borrowings under money market liquidity facility	10,612	1.22	635	1.21	(94.0)
Other short-term borrowings	3,017	0.98	829	0.21	(72.5)
Long-term debt	14,431	2.53	13,639	1.67	(5.5)
Other interest-bearing liabilities	3,446	2.31	5,268	0.77	52.9
Total interest-bearing liabilities	185,420	0.34	207,617	—	12.0
Non-interest bearing deposits	37,284		47,815		28.2
Other liabilities	20,867		21,269		1.9
Preferred shareholders' equity	2,666		2,177		(18.3)
Common shareholders' equity	21,698		23,416		7.9
Total liabilities and shareholders' equity	$267,935		$302,294		12.8
Excess of rate earned over rate paid		1.04%		0.73%
Net interest margin		1.10%		0.73%
Net interest income, fully taxable-equivalent basis		$1,232		$941
Tax-equivalent adjustment		(9)		(7)
Net interest income, GAAP-basis(4)		$1,223		$934

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $114 billion and $74 billion as of June 30, 2020 and 2021, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.15% and 0.03% for the six months ended June 30, 2020 and 2021, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses as of June 30, 2021 and June 30, 2020 was approximately $28,632 million and $27,838 million, respectively.
(4) Average rates include the impact of FX swap expense of approximately ($19) million and ($37) million for the six months ended June 30, 2020 and 2021, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were 0.04% and (0.10)% for the six months ended June 30, 2020 and 2021, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q20		2Q20		3Q20		4Q20		1Q21		2Q21
(Dollars in billions, or where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$21.6	0.78%	$24.9	0.57%	$27.5	0.49%	$28.7	0.46%	$28.5	0.44%	$32.5	0.53%
Asset-backed securities	6.4	1.48	5.9	1.30	6.5	0.95	7.4	0.89	7.9	0.86	9.1	0.84
Student loans	0.5	2.61	0.4	2.32	0.4	1.26	0.3	1.18	0.3	0.94	0.3	1.19
Credit cards	0.2	1.61	0.1	1.29	0.1	0.96	0.1	0.94	0.1	0.88	0.1	0.87
Auto & equipment	1.0	0.18	0.9	0.12	0.9	0.08	1.1	—	1.1	0.03	1.3	(0.01)
Non-U.S. residential mortgage backed securities	1.8	1.17	1.7	0.89	1.8	0.83	1.9	0.82	2.0	0.80	2.1	0.77
Collateralized loan obligation	2.7	1.98	2.7	1.84	3.1	1.26	3.7	1.21	4.2	1.16	5.2	1.10
Other	0.2	0.17	0.1	0.18	0.2	0.09	0.3	(0.01)	0.2	(0.12)	0.1	(0.09)
Mortgage-backed securities	15.3	2.76	16.1	2.25	14.4	1.91	13.1	1.76	10.3	1.77	10.7	1.53
Agency MBS	15.3	2.76	16.1	2.25	14.4	1.91	13.1	1.76	10.3	1.77	10.7	1.53
Non-agency MBS	—	—	—	—	—	—	—	—	—	—	—	—
CMBS	2.8	2.29	2.8	1.64	3.0	1.05	3.4	0.94	3.8	0.78	5.6	0.53
Corporate bonds	4.7	1.94	4.4	1.81	5.0	1.54	5.4	1.38	5.4	1.33	5.3	1.29
Covered bonds	0.6	0.48	0.5	0.32	0.5	0.25	0.5	0.23	0.5	0.22	0.3	0.30
Municipal bonds	0.8	2.67	0.8	2.65	0.9	2.56	0.8	2.59	0.8	2.59	0.8	2.61
Clipper tax-exempt bonds	0.9	3.91	0.9	3.87	0.9	3.81	0.8	3.81	0.7	3.76	0.7	3.80
Other	1.1	1.45	1.2	1.12	0.9	0.84	0.7	1.01	1.3	0.93	1.2	0.94
Total available-for-sale portfolio	$54.2	1.70	$57.5	1.35	$59.6	1.08	$60.8	0.98	$59.2	0.91	$66.2	0.88

	1Q20		2Q20		3Q20		4Q20		1Q21		2Q21
(Dollars in billions, or where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$10.3	1.97%	$8.9	2.01%	$8.1	2.04%	$6.5	2.15%	6.0	2.10%	5.8	1.97%
Asset-backed securities	4.2	2.67	4.4	1.75	4.5	1.26	5.0	1.30	5.0	1.31	5.1	1.22
Student loans	3.8	2.58	4.1	1.62	4.2	1.12	4.7	1.13	4.7	1.11	4.8	1.05
Non-U.S. residential mortgage backed securities	0.4	3.96	0.3	3.34	0.3	3.05	0.3	3.95	0.3	4.56	0.3	4.14
Other	—	2.69	—	1.51	—	1.20	—	1.17	—	1.13	—	1.11
Mortgage-backed securities	24.1	2.75	23.3	2.39	26.7	1.86	30.7	1.56	31.3	1.51	29.5	1.38
Agency MBS	24.0	2.74	23.2	2.38	26.6	1.85	30.6	1.55	31.2	1.51	29.4	1.37
Non-agency MBS	0.1	6.25	0.1	4.22	0.1	4.40	0.1	4.68	0.1	4.21	0.1	4.44
CMBS	2.7	2.31	3.5	1.86	4.1	1.66	4.8	1.56	5.0	1.54	4.9	1.61
Held-to-maturity under money market liquidity facility	2.0	1.60	19.0	1.48	7.5	1.33	4.2	1.35	1.3	1.33	—	1.28
Total held-for-maturity portfolio	$43.3	2.51	$59.1	1.96	$50.9	1.74	$51.2	1.60	$48.6	1.54	$45.3	1.47

Total investment securities	$97.6	2.06	$116.6	1.66	$110.5	1.39	$112.0	1.26	$107.8	1.20	$111.5	1.12

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	38%	26%	23%	6%	5%	1%	1%	$33.6	49.8%	$140	95% / 5%
Asset-backed securities	—	95	5	—	—	—	—	9.5	14.1	23	0% / 100%
Student loans	—	32	68	—	—	—	—	0.3	2.7	4
Credit cards	—	100	—	—	—	—	—	0.1	1.0	2
Auto & equipment	—	85	15	—	—	—	—	1.4	14.3	1
Non-U.S. residential mortgage backed securities	—	96	4	—	—	—	—	2.0	21.1	13
Collateralized loan obligation	—	100	—	—	—	—	—	5.6	59.0	2
Other	—	67	33	—	—	—	—	0.2	1.9	1
Mortgage-backed securities	100	—	—	—	—	—	—	10.2	15.1	170	99% / 1%
Agency MBS	100	—	—	—	—	—	—	10.2	100.0	170
Non-agency MBS	—	—	—	—	—	—	—	—	—	—
CMBS	99	1	—	—	—	—	—	6.1	9.0	26	6% / 94%
Corporate bonds	—	—	10	37	53	—	—	5.1	7.6	70	98% / 2%
Covered bonds	—	100	—	—	—	—	—	0.3	0.4	3	26% / 74%
Municipal bonds	—	25	74	1	—	—	—	0.8	1.2	53	100% / 0%
Clipper tax-exempt bonds	—	14	62	17	7	—	—	0.7	1.0	14	0% / 100%
Other	—	2	57	41	—	—	—	1.2	1.8	(11)	88% / 12%
Total available-for-sale portfolio	43%	27%	16%	7%	7%	—%	—%	$67.5	100.0%	$488	73% / 27%

Fair Value	$29.1	$18.4	$10.5	$4.7	$4.4	$0.2	$0.2

	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(2)	Fixed Rate/ Floating Rate(3)
Held-to-maturity investment securities:
Government & agency securities	75%	20%	5%	—%	—%	—%	—%	$6.3	13.9%	$51	100% / 0%
Asset-backed securities	—	30	65	1	3	1	—	5.1	11.3	99	6% / 94%
Student loans	—	31	67	—	2	—	—	4.9	95.3	39
Non-U.S. residential mortgage backed securities	—	24	28	12	14	20	2	0.2	4.7	60
Other	—	—	—	100	—	—	—	—	—	—
Mortgage-backed securities	100	—	—	—	—	—	—	28.9	63.9	397	100% / 0%
Agency MBS	100	—	—	—	—	—	—	28.8	99.7	369
Non-agency MBS	—	1	7	8	19	43	22	0.1	0.3	28
CMBS	93	7	—	—	—	—	—	4.9	10.9	22	89% / 11%
Held-to-maturity under money market liquidity facility	—	—	—	—	—	—	—	—	—	—	0% / 0%
Total held-for-maturity portfolio	84%	8%	8%	—%	—%	—%	—%	$45.2	100.0%	$569	88% / 12%

Amortized Cost	$38.0	$3.2	$3.6	$0.1	$0.2	$0.1	$—

Total investment securities								$112.7			79% / 21%

(1) At June 30, 2021, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized gain on securities available-for-sale of $361 million, after-tax unrealized gain on securities held-to-maturity of $371 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $50 million.

(2) At June 30, 2021, fixed-to-floating rate securities had a book value of approximately $127 million or 0.11% of the total portfolio.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Investment Securities
(Dollars in billions)	Fair Value	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
Available-for-sale:
Canada	$4.0	AA	$3.0	$—	$—	$0.3	$—	$0.7
France	2.5	AA	1.2	—	0.9	0.2	0.2	—
Australia	2.3	AAA	0.5	1.1	—	0.2	—	0.5
Germany	2.1	AA	1.2	—	0.8	0.1	—	—
United Kingdom	1.4	AA	0.2	0.5	0.2	0.5	—	—
Japan	1.4	A	1.4	—	—	—	—	—
Austria	1.3	AA	1.3	—	—	—	—	—
Netherlands	1.3	AA	0.4	0.4	0.1	0.4	—	—
Spain	1.3	BBB	1.2	—	0.1	—	—	—
Belgium	1.1	AA	1.1	—	—	—	—	—
Finland	0.9	AA	0.8	—	0.1	—	—	—
Italy	0.9	A	0.6	0.1	0.2	—	—	—
Ireland	0.8	A	0.8	—	—	—	—	—
Brazil	0.2	BB	0.2	—	—	—	—	—
Other	7.1	AAA	6.7	—	0.1	0.2	0.1	—
Total Non-U.S. Investments(3)	$28.6		$20.6	$2.1	$2.5	$1.9	$0.3	$1.2
U.S. Investments	38.9
Total available-for-sale	$67.5
			Investment Securities
(Dollars in billions)	Amortized Cost	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
Held-to-maturity:
Singapore	$0.2	AAA	$0.2	$—	$—	$—	$—	$—
Australia	0.1	A	—	0.1	—	—	—	—
Spain	0.1	A	—	0.1	—	—	—	—
Other	1.4	AAA	1.4	—	—	—	—	—
Total Non-U.S. Investments(3)	$1.8		$1.6	$0.2	$—	$—	$—	$—
U.S. Investments	43.4
Total held-for-maturity	$45.2

Total Investment Portfolio	$112.7

(1) Sovereign debt is reflected in the government / agency column.
(2) As of June 30, 2021, other non-U.S. investments include $6.4 billion supranational bonds in AFS securities and $1.4 billion supranational bonds in HTM securities.
(3) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters						% Change
(Dollars in billions)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	2Q21 vs. 2Q20	2Q21 vs. 1Q21
Assets Under Custody and/or Administration
By Product Classification(1):
Mutual funds	$7,301	$8,265	$9,183	$9,810	$10,439	$10,873	31.6%	4.2%
Collective funds, including ETFs	10,529	11,230	12,204	13,387	14,052	15,048	34.0	7.1
Pension products	6,723	6,689	7,317	7,594	7,843	8,291	23.9	5.7
Insurance and other products	7,311	7,331	7,939	8,000	7,929	8,385	14.4	5.8
Total Assets Under Custody and/or Administration	$31,864	$33,515	$36,643	$38,791	$40,263	$42,597	27.1	5.8
By Financial Instrument:
Equities	$16,267	$18,190	$20,094	$21,626	$22,825	$24,792	36.3	8.6
Fixed-income	11,096	11,342	12,403	12,834	13,022	13,079	15.3	0.4
Short-term and other investments	4,501	3,983	4,146	4,331	4,416	4,726	18.7	7.0
Total Assets Under Custody and/or Administration	$31,864	$33,515	$36,643	$38,791	$40,263	$42,597	27.1	5.8
By Geographic Location(2):
Americas	$22,787	$24,375	$26,666	$28,245	$29,530	$31,280	28.3	5.9
Europe/Middle East/Africa	7,112	7,155	7,675	8,101	8,256	8,716	21.8	5.6
Asia/Pacific	1,965	1,985	2,302	2,445	2,477	2,601	31.0	5.0
Total Assets Under Custody and/or Administration	$31,864	$33,515	$36,643	$38,791	$40,263	$42,597	27.1	5.8
Assets Under Custody(3)
By Product Classification(1):
Mutual funds	$6,659	$7,532	$7,838	$8,410	$8,811	$9,188	22.0	4.3
Collective funds, including ETFs	8,784	9,460	10,210	11,230	11,895	12,785	35.1	7.5
Pension products	5,386	5,354	5,852	6,085	6,283	6,671	24.6	6.2
Insurance and other products	2,983	3,053	3,433	3,327	3,145	3,303	8.2	5.0
Total Assets Under Custody	$23,812	$25,399	$27,333	$29,052	$30,134	$31,947	25.8	6.0
By Geographic Location(2):
Americas	$17,701	$19,226	$20,450	$21,822	$22,715	$24,015	24.9	5.7
Europe/Middle East/Africa	4,666	4,714	5,212	5,465	5,564	5,957	26.4	7.1
Asia/Pacific	1,445	1,459	1,671	1,765	1,855	1,975	35.4	6.5
Total Assets Under Custody	$23,812	$25,399	$27,333	$29,052	$30,134	$31,947	25.8	6.0

(1) Certain previously reported amounts presented have been reclassified to conform to current-period presentation.
(2) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(3) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters						% Change
(Dollars in billions)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	2Q21 vs. 2Q20	2Q21 vs. 1Q21
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$69	$77	$82	$85	$84	$83	7.8%	(1.2)%
Passive	1,492	1,768	1,876	2,086	2,198	2,378	34.5	8.2
Total Equity(1)	1,561	1,845	1,958	2,171	2,282	2,461	33.4	7.8
Fixed-Income:
Active	86	88	85	90	91	100	13.6	9.9
Passive	392	405	424	459	463	510	25.9	10.2
Total Fixed-Income(1)	478	493	509	549	554	610	23.7	10.1
Cash(1)(2)	348	376	321	349	372	381	1.3	2.4
Multi-Asset-Class Solutions:
Active	39	41	40	40	34	35	(14.6)	2.9
Passive	101	116	124	146	155	172	48.3	11.0
Total Multi-Asset-Class Solutions(1)	140	157	164	186	189	207	31.8	9.5
Alternative Investments(3):
Active	28	28	28	39	27	63	125.0	133.3
Passive	134	155	168	173	167	175	12.9	4.8
Total Alternative Investments(1)	162	183	196	212	194	238	30.1	22.7
Total Assets Under Management	$2,689	$3,054	$3,148	$3,467	$3,591	$3,897	27.6	8.5
By Geographic Location:
North America	$1,843	$2,102	$2,163	$2,411	$2,512	$2,749	30.8	9.4
Europe/Middle East/Africa	418	464	483	512	530	570	22.8	7.5
Asia/Pacific	428	488	502	544	549	578	18.4	5.3
Total Assets Under Management	$2,689	$3,054	$3,148	$3,467	$3,591	$3,897	27.6	8.5

(1) The implementation of an improved internal data management system for product level data in the first quarter of 2021 resulted in some AUM reclassifications between the categories presented for prior periods to align with the current presentation. There was no impact to the total level of reported AUM.

(2) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(3) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments(2)(3)	$58	$77	$88	$83	$69	$73	(5.2)%	5.8%
Equity(3)	473	570	605	708	777	844	48.1	8.6
Fixed-Income(3)	98	107	108	115	122	128	19.6	4.9
Multi-Asset(3)	—	—	—	—	—	1	nm	nm
Total Exchange-Traded Funds	$629	$754	$801	$906	$968	$1,046	38.7	8.1

(1) Exchange-traded funds are a component of assets under management presented above.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

(3) The implementation of an improved internal data management system for product level data in the first quarter of 2021 resulted in some AUM reclassifications between the categories presented for prior periods to align with the current presentation. There was no impact to the total level of reported AUM.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21
North America - (US Domiciled) Morningstar Direct Market Data(1)(2)(3)
Long Term Funds(4)	$(240.1)	$56.3	$21.4	$74.1	$165.2	$167.4
Money Market	664.8	259.4	(165.8)	(82.3)	156.4	24.2
ETF	22.1	69.6	60.1	119.7	148.4	148.1
Total Flows	$446.8	$385.3	$(84.3)	$111.5	$470.0	$339.7

EMEA-Morningstar Direct Market Data(1)(2)(5)
Long Term Funds(4)	$(137.6)	$167.6	$134.4	$249.9	$237.0	$206.0
Money Market	11.6	152.8	60.0	58.6	(91.0)	6.9
ETF	(2.9)	36.2	32.4	48.0	54.2	53.0
Total Flows	$(128.9)	$356.6	$226.8	$356.5	$200.2	$265.9

(1) Data providers for North America and EMEA industry flows were changed to Morningstar from other providers in 3Q20 for consistency across regions and other efficiency considerations. Data collection and tabulation methodologies among data providers differ. All periods presented reflect data sourced from Morningstar. Prior period data therefore differs from data previously presented, which was sourced from other data providers. Industry data is provided for illustrative purposes only. It is not intended to reflect State Street’s activity or its clients’ activity and is indicative of only segments of the entire industry.

(2) Source: Morningstar Direct. The data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database.

(3) The second quarter of 2021 data for North America (US domiciled) includes Morningstar actuals April and May 2021 and Morningstar estimates for June 2021.
(4) The long-term fund flows reported by Morningstar in North America are composed of US domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. The long-term funds flows reported by Morningstar direct in EMEA are composed of the European market flows mainly in Equities, Allocation and Fixed Incomes asset classes.

(5) The second quarter of 2021 data for Europe is on a rolling three month basis for March 2021 through May 2021, sourced by Morningstar.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended,
	Investment Servicing				% Change			Investment Management				% Change			Other(1)				% Change		Total			% Change
(Dollars in millions)	2Q21	1Q21	2Q20		2Q21 vs. 1Q21	2Q21 vs. 2Q20		2Q21		1Q21	2Q20	2Q21 vs. 1Q21	2Q21 vs. 2Q20		2Q21	1Q21		2Q20	2Q21 vs. 1Q21	2Q21 vs. 2Q20	2Q21	1Q21	2Q20	2Q21 vs. 1Q21	2Q21 vs. 2Q20
Servicing fees	$1,399	$1,371	$1,272		2.0%	10.0%		$—		$—	$—	—%	—%		$—	$—		$—	—%	—%	$1,399	$1,371	$1,272	2.0%	10.0%
Management fees	—	—	—		—	—		504		493	444	2.2	13.5		—	—		—	—	—	504	493	444	2.2	13.5
Foreign exchange trading services	270	333	312		(18.9)	(13.5)		16		13	13	23.1	23.1		—	—		—	—	—	286	346	325	(17.3)	(12.0)
Securities finance	106	95	88		11.6	20.5		3		4	4	(25.0)	(25.0)		—	—		—	—	—	109	99	92	10.1	18.5
Software and processing fees	209	172	229		21.5	(8.7)		7		2	16	nm	(56.3)		—	—		—	—	—	216	174	245	24.1	(11.8)
Total fee revenue	1,984	1,971	1,901		0.7	4.4		530		512	477	3.5	11.1		—	—		—	—	—	2,514	2,483	2,378	1.2	5.7
Net interest income	468	473	571		(1.1)	(18.0)		(1)		(6)	(12)	(83.3)	(91.7)		—	—		—	—	—	467	467	559	—	(16.5)
Total other income	—	—	—		—	—		—		—	—	—	—		53	—		—	nm	nm	53	—	—	nm	nm
Total revenue	2,452	2,444	2,472		0.3	(0.8)		529		506	465	4.5	13.8		53	—		—	nm	nm	3,034	2,950	2,937	2.8	3.3
Provision for loan losses	(15)	(9)	52		66.7	nm		—		—	—	—	—		—	—		—	—	—	(15)	(9)	52	66.7	nm
Total expenses	1,755	1,879	1,717		(6.6)	2.2		346		397	353	(12.8)	(2.0)		10	56		12	(82.1)	(16.7)	2,111	2,332	2,082	(9.5)	1.4
Income before income tax expense	$712	$574	$703		24.0	1.3		$183		$109	$112	67.9	63.4		$43	$(56)		$(12)	nm	nm	$938	$627	$803	49.6	16.8
Pre-tax margin	29.0%	23.5%	28.4%		550	60	bps	34.6%		21.5%	24.1%	1,310	1,050	bps							30.9%	21.3%	27.3%	960	360	bps
	Six Months Ended June 30,
	Investment Servicing		% Change		Investment Management			% Change		Other(1)		% Change	Total			% Change
(Dollars in millions)	2021	2020	YTD2021 vs. YTD2020		2021	2020		YTD2021 vs. YTD2020		2021	2020	YTD2021 vs. YTD2020	2021		2020	YTD2021 vs. YTD2020
Servicing fees	$2,770	$2,559	8.2%		$—	$—		—%		$—	$—	—%	$2,770		$2,559	8.2%
Management fees	—	—	—		997	908		9.8		—	—	—	997		908	9.8
Foreign exchange trading services	603	746	(19.2)		29	23		26.1		—	—	—	632		769	(17.8)
Securities finance	201	177	13.6		7	7		—		—	—	—	208		184	13.0
Software and processing fees	381	366	4.1		9	(9)		nm		—	—	—	390		357	9.2
Total fee revenue	3,955	3,848	2.8		1,042	929		12.2		—	—	—	4,997		4,777	4.6
Net interest income	941	1,234	(23.7)		(7)	(11)		(36.4)		—	—	—	934		1,223	(23.6)
Total other income	—	2	nm		—	—		—		53	—	—	53		2	nm
Total revenue	4,896	5,084	(3.7)		1,035	918		12.7		53	—	—	5,984		6,002	(0.3)
Provision for loan losses	(24)	88	nm		—	—		—		—	—	—	(24)		88	nm
Total expenses	3,634	3,576	1.6		743	738		0.7		66	23	187.0	4,443		4,337	2.4
Income before income tax expense	$1,286	$1,420	(9.4)		$292	$180		62.2		$(13)	$(23)	(43.5)	$1,565		$1,577	(0.8)
Pre-tax margin	26.3%	27.9%	(160)	bps	28.2%	19.6%		860	bps				26.2%		26.3%	(10)	bps

(1) Represents costs incurred that are not allocated to a specific line of business, including certain severance and restructuring costs, employee costs, acquisition costs and certain provisions for legal contingencies.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters						% Change
(Dollars in millions)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	2Q21 vs. 2Q20	2Q21 vs. 1Q21
Allowance for credit losses:
Beginning balance	$93	$124	$163	$153	$148	$135	8.9%	(8.8)%
Provision for credit losses (funded commitments)	29	57	3	(6)	—	(19)	nm	nm
Provision for credit losses (unfunded commitments)	3	(4)	(2)	6	(7)	4	nm	nm
Provision for credit losses (held-to-maturity securities and all other)	4	(1)	(1)	—	(2)	—	nm	nm
Total provision	36	52	—	—	(9)	(15)	nm	66.7
Charge-offs	(5)	(14)	(14)	(8)	—	(1)	(92.9)	nm
Other(1)	—	1	4	3	(4)	2	100.0	nm
Ending balance(2)	$124	$163	$153	$148	$135	$121	(25.8)	(10.4)

Allowance for credit losses:
Loans	$97	$141	$134	$122	$118	$100	(29.1)	(15.3)
Held-to-maturity securities	4	4	3	3	2	2	(50.0)	—
Unfunded (off-balance sheet) commitments	22	18	15	22	15	19	5.6	26.7
All other	1	—	1	1	—	—	—	—
Ending balance(2)	$124	$163	$153	$148	$135	$121	(25.8)	(10.4)

(1) Consists primarily of FX translation.
(2) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	2Q21 vs. 2Q20		2Q21 vs. 1Q21		2020	2021	YTD2021 vs. YTD2020
Fee Revenue:
Total fee revenue, GAAP-basis	$2,399	$2,378	$2,306	$2,416	$2,483	$2,514	5.7%		1.2%		$4,777	$4,997	4.6%
Total fee revenue, excluding notable items	$2,399	$2,378	$2,306	$2,416	$2,483	$2,514	5.7		1.2		$4,777	$4,997	4.6

Total Revenue:
Total revenue, GAAP-basis	$3,065	$2,937	$2,784	$2,917	$2,950	$3,034	3.3%		2.8%		$6,002	$5,984	(0.3)%
Less: other income	—	—	—	—	—	(53)	nm		nm		—	(53)	nm
Total revenue, excluding notable items	$3,065	$2,937	$2,784	$2,917	$2,950	$2,981	1.5		1.1		$6,002	$5,931	(1.2)

Expenses:
Total expenses, GAAP-basis	$2,255	$2,082	$2,103	$2,276	$2,332	$2,111	1.4%		(9.5)%		$4,337	$4,443	2.4%
Less: Notable expense items:
Acquisition and restructuring costs(1)	(11)	(12)	(15)	(12)	(10)	(11)	(8.3)		10.0		(23)	(21)	(8.7)
Repositioning charges	—	—	—	(133)	—	—	—		—		—	—	—
Legal and other	—	—	9	—	(29)	11	nm		nm		—	(18)	nm
Total expenses, excluding notable items	$2,244	$2,070	$2,097	$2,131	$2,293	$2,111	2.0		(7.9)		$4,314	$4,404	2.1

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,399	$2,378	$2,306	$2,416	$2,483	$2,514	5.7%		1.2%		$4,777	$4,997	4.6%
Total expenses, GAAP-basis	2,255	2,082	2,103	2,276	2,332	2,111	1.4		(9.5)		4,337	4,443	2.4
Fee operating leverage, GAAP-basis							430	bps	1,070	bps			220	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,399	$2,378	$2,306	$2,416	$2,483	$2,514	5.7%		1.2%		$4,777	$4,997	4.6%
Total expenses, excluding notable items (as reconciled above)	2,244	2,070	2,097	2,131	2,293	2,111	2.0		(7.9)		4,314	4,404	2.1
Fee operating leverage, excluding notable items							370	bps	910	bps			250	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,065	$2,937	$2,784	$2,917	$2,950	$3,034	3.3%		2.8%		$6,002	$5,984	(0.3)%
Total expenses, GAAP-basis	2,255	2,082	2,103	2,276	2,332	2,111	1.4		(9.5)		4,337	4,443	2.4
Operating leverage, GAAP-basis							190	bps	1,230	bps			(270)	bps

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,065	$2,937	$2,784	$2,917	$2,950	$2,981	1.5%		1.1%		$6,002	$5,931	(1.2)%
Total expenses, excluding notable items (as reconciled above)	2,244	2,070	2,097	2,131	2,293	2,111	2.0		(7.9)		4,314	4,404	2.1
Operating leverage, excluding notable items							(50)	bps	900	bps			(330)	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters						% Change				Year-to-Date		% Change
(Dollars in millions, except Earnings per share, or where otherwise noted)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	2Q21 vs. 2Q20		2Q21 vs. 1Q21		2020	2021	YTD2021 vs. YTD2020
Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$580	$662	$517	$498	$489	$728	10.0%		48.9%		$1,242	$1,217	(2.0)%
Less: Notable items
Other income	—	—	—	—	—	(53)					—	(53)
Acquisition and restructuring costs(1)	11	12	15	12	10	11					23	21
Repositioning charges	—	—	—	133	—	—					—	—
Legal and other	—	—	(9)	—	29	(11)					—	18
Preferred securities redemption(2)(3)	9	—	—	—	5	—					9	5
Tax impact of notable items	(3)	(3)	(4)	(37)	(10)	16					(6)	6
Net Income Available to Common Shareholders, excluding notable items	$597	$671	$519	$606	$523	$691	3.0		32.1		$1,268	$1,214	(4.3)

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$1.62	$1.86	$1.45	$1.39	$1.37	$2.07	11.3%		51.1%		$3.48	$3.44	(1.1)%
Less: Notable items
Other income	—	—	—	—	—	(0.10)					—	(0.10)
Acquisition and restructuring costs(1)	0.02	0.02	0.03	0.03	0.02	0.02					0.04	0.04
Repositioning charges	—	—	—	0.27	—	—					—	—
Legal and other	—	—	(0.03)	—	0.06	(0.02)					—	0.04
Preferred securities redemption(2)(3)	0.03	—	—	—	0.02	—					0.03	0.01
Diluted earnings per share, excluding notable items	$1.67	$1.88	$1.45	$1.69	$1.47	$1.97	4.8		34.0		$3.55	$3.43	(3.4)

Pre-tax Margin:
Pre-tax margin, GAAP-basis	25.3%	27.3%	24.5%	22.0%	21.3%	30.9%	360	bps	960	bps	26.3%	26.2%	(10)	bps
Less: Notable items
Other income	—	—	—	—	—	(1.2)					—	(0.7)
Acquisition and restructuring costs(1)	0.3	0.4	0.5	0.4	0.3	0.4					0.4	0.4
Repositioning charges	—	—	—	4.5	—	—					—	—
Legal and other	—	—	(0.3)	—	1.0	(0.4)					—	0.3
Pre-tax margin, excluding notable items	25.6%	27.7%	24.7%	26.9%	22.6%	29.7%	200		710		26.7%	26.2%	(50)

Return on Average Common Equity:
Return on average common equity, GAAP-basis	10.9%	12.1%	8.9%	8.4%	8.4%	12.6%	50	bps	420	bps	11.5%	10.5%	(100)	bps
Less: Notable items
Other income	—	—	—	—	—	(1.0)					—	(0.5)
Acquisition and restructuring costs(1)	0.2	0.2	0.2	0.2	0.2	0.2					0.3	0.2
Repositioning charges	—	—	—	2.4	—	—					—	—
Legal and other	—	—	(0.1)	—	0.5	(0.2)					—	0.2
Preferred securities redemption(2)(3)	0.2	—	—	—	0.1	—					0.1	—
Tax impact of notable items	(0.1)	—	—	(0.7)	(0.2)	0.3					(0.1)	0.1
Return on average common equity, excluding notable items	11.2%	12.3%	9.0%	10.3%	9.0%	11.9%	(40)		290		11.8%	10.5%	(130)

(1) Acquisition and restructuring costs of approximately $11 million in 2Q21, consisting of acquisition costs primarily related to CRD.
(2) We redeemed all outstanding Series C noncumulative perpetual preferred stock on March 15, 2020 at a redemption price of $500 million ($100,000 per share equivalent to $25.00 per depositary share) plus accrued and unpaid dividends. The difference between the redemption value and the net carrying value of approximately $9 million resulted in an EPS impact of approximately ($.03) per share in the first quarter of 2020.

(3) We redeemed an aggregate of $500 million, or 5,000 of the 7,500 outstanding shares of our non-cumulative perpetual preferred stock, Series F, for cash at a redemption price of $100,000 per share (equivalent to $1,000 per depositary share) plus all declared and unpaid dividends on March 15, 2021.The difference between the redemption value and the net carrying value of approximately $5 million resulted in an EPS impact of approximately ($.02) per share in the first quarter of 2021.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2017	2018(1)	2019	2020
Total revenue:
Total revenue, GAAP-basis	$11,266	$12,131	$11,756	$11,703
Less: Gain on sale	(56)	—	—	—
Add: Impact of tax legislation	20	—	—	—
Add: Legal and other	—	8	—	—
Less: Other income	—	—	(44)	—
Total revenue, excluding notable items	11,230	12,139	11,712	11,703

Provision for credit losses	2	15	10	88
Total expenses:
Total expenses, GAAP-basis	8,269	9,015	9,034	8,716
Less:
Acquisition and restructuring costs	(266)	(24)	(77)	(50)
Legal and other	—	(42)	(172)	9
Repositioning charges(1)	—	(324)	(110)	(133)
Total expenses, excluding notable items	8,003	8,625	8,675	8,542
Income before income tax expense, excluding notable items	$3,225	$3,499	$3,027	$3,073

Income before income tax expense, GAAP-basis	$2,995	$3,101	$2,712	$2,899

Pre-tax margin, excluding notable items	28.7%	28.8%	25.8%	26.3%
Pre-tax margin, GAAP-basis	26.6	25.6	23.1	24.8

(1) Includes charges in 2018 that were previously disclosed as "Business exit: Channel Islands".

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF NOTABLE ITEMS

	Quarters						% Change		Year-to-Date		% Change
(Dollars in millions)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	2Q21 vs. 2Q20	2Q21 vs. 1Q21	YTD 2020	YTD 2021	YTD2021 vs. YTD2020
Total revenue:
Total revenue, GAAP-basis	$3,065	$2,937	$2,784	$2,917	$2,950	$3,034	3.3%	2.8%	$6,002	$5,984	(0.3)%
Less: other income	—	—	—	—	—	(53)	nm	nm	—	(53)	nm
Total revenue, excluding notable items	3,065	2,937	2,784	2,917	2,950	2,981	1.5	1.1	$6,002	$5,931	(1.2)

Total expenses:
Total expenses, GAAP basis	$2,255	$2,082	$2,103	$2,276	$2,332	$2,111	1.4	(9.5)	$4,337	$4,443	2.4
Less: Notable expense items:
Repositioning charges:
Compensation and employee benefits	—	—	—	(82)	—	—	—	—	—	—	—
Occupancy	—	—	—	(51)	—	—	—	—	—	—	—
Repositioning charges	—	—	—	(133)	—	—	—	—	—	—	—
Acquisition and restructuring costs	(11)	(12)	(15)	(12)	(10)	(11)	(8.3)	10.0	(23)	(21)	(8.7)
Legal and other	—	—	9	—	(29)	11	nm	nm	—	(18)	nm
Total expenses, excluding notable items(1)	2,244	2,070	2,097	2,131	2,293	2,111	2.0	(7.9)	4,314	4,404	2.1
Seasonal expenses	(151)	—	—	—	(176)	—	—	nm	(151)	(176)	16.6
Total expenses excluding notable items and seasonal expenses(1)	2,093	2,070	2,097	2,131	2,117	2,111	2.0	(0.3)	4,163	4,228	1.6
CRD expenses	(58)	(61)	(62)	(67)	(67)	(70)	14.8	4.5	(119)	(137)	15.1
CRD related expenses: intangible asset amortization costs	(17)	(16)	(17)	(16)	(17)	(16)	—	(5.9)	(33)	(33)	—
Total expenses, excluding notable items, seasonal items, CRD and CRD related expenses	$2,018	$1,993	$2,018	$2,048	$2,033	$2,025	1.6	(0.4)	$4,011	$4,058	1.2

Net Income Available to Common Shareholders, GAAP-basis	$580	$662	$517	$498	$489	$728	10.0	48.9	$1,242	$1,217	(2.0)
Notable items as reconciled above: pre-tax	11	12	6	145	39	(53)			23	(14)
Tax impact on notable items as reconciled above	(3)	(3)	(4)	(37)	(10)	16			(6)	6
Preferred security cost	9	—	—	—	5	—			9	5
Net Income Available to Common Shareholders, excluding notable items	$597	$671	$519	$606	$523	$691	3.0	32.1	$1,268	$1,214	(4.3)

(1) Please refer to Reconciliations of Constant Currency FX Impact within this addendum for FX impact on this line item.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	2Q20	1Q21	2Q21	2Q21 vs. 2Q20	2Q21 vs. 1Q21	2Q21 vs. 2Q20	2Q21 vs. 1Q21	2Q21 vs. 2Q20	2Q21 vs. 1Q21
GAAP-Basis Results:
Fee revenue:
Servicing fees	$1,272	$1,371	$1,399	$39	$1	$1,360	$1,398	6.9%	2.0%
Management fees	444	493	504	9	—	495	504	11.5	2.2
Foreign exchange trading services	325	346	286	—	—	286	286	(12.0)	(17.3)
Securities finance	92	99	109	1	—	108	109	17.4	10.1
Software and processing fees	245	174	216	1	—	215	216	(12.2)	24.1
Total fee revenue	2,378	2,483	2,514	50	1	2,464	2,513	3.6	1.2
Net interest income	559	467	467	14	1	453	466	(19.0)	(0.2)
Total other income	—	—	53	—	—	53	53	nm	nm
Total revenue	$2,937	$2,950	$3,034	$64	$2	$2,970	$3,032	1.1	2.8

Expenses:
Compensation and employee benefits	$1,051	$1,242	$1,077	$30	$1	$1,047	$1,076	(0.4)	(13.4)
Information systems and communications	376	421	398	3	—	395	398	5.1	(5.5)
Transaction processing services	233	270	263	6	—	257	263	10.3	(2.6)
Occupancy	109	109	100	5	—	95	100	(12.8)	(8.3)
Acquisition and restructuring costs	12	10	11	—	—	11	11	(8.3)	10.0
Amortization of other intangible assets	58	58	63	1	—	62	63	6.9	8.6
Other	243	222	199	4	1	195	198	(19.8)	(10.8)
Total expenses	$2,082	$2,332	$2,111	$49	$2	$2,062	$2,109	(1.0)	(9.6)

Total expenses, excluding notable items - Non-GAAP	$2,070	$2,293	$2,111	49	2	$2,062	$2,109	(0.4)	(8.0)

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2020	2021	YTD2021 vs. YTD2020	2021	YTD2021 vs. YTD2020
GAAP-Basis Results:
Fee revenue:
Servicing fees	$2,559	$2,770	$73	$2,697	5.4%
Management fees	908	997	18	979	7.8
Foreign exchange trading services	769	632	—	632	(17.8)
Securities finance	184	208	1	207	12.5
Software and processing fees	357	390	4	386	8.1
Total fee revenue	4,777	4,997	96	4,901	2.6
Net interest income	1,223	934	31	903	(26.2)
Total other income	2	53	—	53	nm
Total revenue	$6,002	$5,984	$127	$5,857	(2.4)

Expenses:
Compensation and employee benefits	$2,259	$2,319	$54	$2,265	0.3
Information systems and communications	761	819	6	813	6.8
Transaction processing services	487	533	12	521	7.0
Occupancy	218	209	7	202	(7.3)
Acquisition and restructuring costs	23	21	—	21	(8.7)
Amortization of other intangible assets	116	121	3	118	1.7
Other	473	421	12	409	(13.5)
Total expenses	$4,337	$4,443	$94	$4,349	0.3

Total expenses, excluding notable items - Non-GAAP	$4,314	$4,404	$94	$4,310	(0.1)%

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The tangible common equity, or TCE, ratio is a capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated average common shareholders’ equity by average consolidated total assets, after reducing both amounts by average goodwill and average other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude average cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Average tangible common equity and adjusted average tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided within the Reconciliation of Tangible Common Equity Ratio within this package.
The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q20	2Q20	3Q20	4Q20	1Q21	2Q21
Average consolidated total assets		$251,181	$284,688	$264,383	$277,055	$296,328	$308,195
Less:
Average goodwill		7,522	7,512	7,603	7,637	7,662	7,652
Average other intangible assets		1,996	1,938	1,902	1,849	1,798	1,987
Average cash balances held at central banks in excess of required reserves		64,383	83,801	69,072	76,086	92,207	97,257
Plus related deferred tax liabilities		476	478	483	489	489	490
Average tangible assets	A	$177,756	$191,915	$186,289	$191,972	$195,150	$201,789
Consolidated average common shareholders' equity		$21,466	$21,931	$23,014	$23,498	$23,583	$23,252
Less:
Average goodwill		7,522	7,512	7,603	7,637	7,662	7,652
Average other intangible assets		1,996	1,938	1,902	1,849	1,798	1,987
Adjusted average equity		11,948	12,481	13,509	14,012	14,123	13,613
Plus related deferred tax liabilities		476	478	483	489	489	490
Average tangible common equity	B	$12,424	$12,959	$13,992	$14,501	$14,612	$14,103
Average tangible common equity ratio	B/A	7.0%	6.8%	7.5%	7.6%	7.5%	7.0%

GAAP-basis:
Net income available to common shareholders		$580	$662	$517	$498	$489	$728
Return on tangible common equity - Non-GAAP		18.7%	19.2%	16.8%	15.6%	13.4%	17.3%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Basel III Advanced Approaches(1)						Basel III Standardized Approach(2)
(Dollars in millions)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21
RATIOS:
Common equity tier 1 capital	11.1%	12.7%	12.8%	13.1%	11.9%	11.8%	10.7%	12.3%	12.4%	12.3%	10.8%	11.2%
Tier 1 capital	13.4	15.1	15.1	15.4	13.6	13.5	12.9	14.6	14.7	14.4	12.4	12.9
Total capital	14.5	16.0	16.0	16.2	15.2	14.8	14.1	15.7	15.7	15.3	14.0	14.3
Tier 1 leverage	6.1	6.1	6.6	6.4	5.4	5.2	6.1	6.1	6.6	6.4	5.4	5.2

Supporting Calculations:
Common equity tier 1 capital	$12,115	$13,168	$13,825	$14,377	$13,443	$13,696	$12,115	$13,168	$13,825	$14,377	$13,443	$13,696
Total risk-weighted assets	109,056	103,763	108,112	109,705	113,051	116,473	112,763	106,839	111,159	117,080	124,324	121,932
Common equity tier 1 risk-based capital ratio	11.1%	12.7%	12.8%	13.1%	11.9%	11.8%	10.7%	12.3%	12.4%	12.3%	10.8%	11.2%

Tier 1 capital	$14,586	$15,639	$16,296	$16,848	$15,419	$15,672	$14,586	$15,639	$16,296	$16,848	$15,419	$15,672
Total risk-weighted assets	109,056	103,763	108,112	109,705	113,051	116,473	112,763	106,839	111,159	117,080	124,324	121,932
Tier 1 risk-based capital ratio	13.4%	15.1%	15.1%	15.4%	13.6%	13.5%	12.9%	14.6%	14.7%	14.4%	12.4%	12.9%

Total capital	$15,771	$16,650	$17,290	$17,810	$17,220	$17,264	$15,877	$16,766	$17,413	$17,957	$17,355	$17,384
Total risk-weighted assets	109,056	103,763	108,112	109,705	113,051	116,473	112,763	106,839	111,159	117,080	124,324	121,932
Total risk-based capital ratio	14.5%	16.0%	16.0%	16.2%	15.2%	14.8%	14.1%	15.7%	15.7%	15.3%	14.0%	14.3%

Tier 1 capital	$14,586	$15,639	$16,296	$16,848	$15,419	$15,672	$14,586	$15,639	$16,296	$16,848	$15,419	$15,672
Leverage exposure(3)	239,861	256,418	247,762	263,490	285,480	298,687	239,861	256,418	247,762	263,490	285,480	298,687
Tier 1 leverage ratio	6.1%	6.1%	6.6%	6.4%	5.4%	5.2%	6.1%	6.1%	6.6%	6.4%	5.4%	5.2%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule.
(3) Leverage exposure is equal to average consolidated total assets less applicable Tier 1 capital deductions.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 2% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.
The following table reconciles our estimated pro forma fully-phased in SLR ratios in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

(Dollars in millions)		As of March 31, 2020	As of June 30, 2020	As of September 30, 2020	As of December 31, 2020	As of March 31, 2021	As of June 30, 2021
Tier 1 Capital	A	$14,586	$15,639	$16,296	$16,848	$15,419	$15,672
On-and off-balance sheet leverage exposure		279,537	198,266	206,985	216,900	223,451	241,743
Less: regulatory deductions		(9,275)	(9,234)	(9,261)	(9,353)	(9,586)	(9,495)
Total leverage exposure for SLR	B	$270,262	$189,032	$197,724	$207,547	$213,865	$232,248
Supplementary Leverage Ratio	A/B	5.4%	8.3%	8.2%	8.1%	7.2%	6.7%